Related Party Transactions	12 Months Ended
Sep. 30, 2018
Related Party Transactions [Abstract]
Related-party transactions
Related‑Party Transactions
Transactions with Investors
The Company paid an advisory fee of $1,000 per quarter to AEA Investors LP (“AEA”), the private equity firm and ultimate majority shareholder. Upon the IPO, the Company stopped paying these fees to AEA and as a result, only paid $333 during the year ended September 30, 2018. In addition, the Company reimbursed AEA for normal and customary expenses incurred by AEA on behalf of the Company. The Company incurred expenses, excluding advisory fees, of $328, $288 and $377 for the years ended September 30, 2018, 2017 and 2016, respectively. The amounts owed to AEA were $0 and $38 at September 30, 2018 and 2017, respectively, and were included in Accrued expenses and other liabilities.
AEA, through two of its affiliated funds, was one of the lenders in the Incremental First Lien Facility and had a commitment of $16,218 at September 30, 2017. At September 30, 2018, AEA was no longer a lender in the Incremental First Lien Facility. Additionally, in order to facilitate the acquisition of Neptune-Benson in April, 2016, the Company received an additional $6,895 of capital contribution from AEA that was used to fund the acquisition.
Transactions with Customers and Employees
The Company also has a related party relationship with one of their customers, who is also a shareholder of the Company. The Company had sales to this customer of $3,603, $3,917 and $968, respectively, for the years ended September 30, 2018, 2017 and 2016 and was owed $3,139 and $2,367 from them at September 30, 2018 and 2017, respectively.
From time to time, the Company may facilitate the transfer of funds between employees and the Company, in connection with an employee stock purchase. As a result, the Company was due $250 from an officer of the Company as of September 30, 2016, which was repaid in full on January 31, 2017.